FNF Reports Fourth Quarter 2019 Diluted EPS of $1.22 and Adjusted Diluted EPS of $0.95, Pre-Tax Title Margin of 20.3% and Adjusted Pre-Tax Title Margin of 16.3%

Jacksonville, Fla. - (February 13, 2020) - Fidelity National Financial, Inc. (NYSE:FNF), a leading provider of title insurance and transaction services to the real estate and mortgage industries, today reported operating results for the three and twelve-month periods ended December 31, 2019.

•	Total revenue of approximately $2.4 billion in the fourth quarter versus $1.7 billion in the fourth quarter of 2018

•	Fourth quarter net earnings of $340 million and adjusted net earnings of $263 million versus net earnings of $44 million and adjusted net earnings of $175 million for the fourth quarter of 2018

•	Fourth quarter diluted EPS of $1.22 and adjusted diluted EPS of $0.95 versus diluted EPS of $0.16 and adjusted diluted EPS of $0.63 in the fourth quarter of 2018

•	Realized gains were $131 million in the fourth quarter versus realized losses of $144 million in the fourth quarter of 2018

Title

•	Total revenue of approximately $2.3 billion versus approximately $1.7 billion in total revenue in the fourth quarter of 2018

•	Pre-tax earnings of $468 million and adjusted pre-tax earnings of $355 million versus pre-tax earnings of $102 million and adjusted pre-tax earnings of $258 million in the fourth quarter of 2018

•	Pre-tax title margin of 20.3% and adjusted pre-tax title margin of 16.3% versus pre-tax title margin of 6.1% and adjusted pre-tax title margin of 14.2% in the fourth quarter of 2018

•	Fourth quarter purchase orders opened increased 3% on a daily basis and purchase orders closed increased 5% on a daily basis versus the fourth quarter of 2018

•
Total commercial revenue of $321 million, a 2% decline over total commercial revenue in the fourth quarter of 2018, driven by a 12% decline in fee per file partially offset by a 11% increase in closed orders; fourth quarter total commercial open orders increased 20% compared to the prior year

•	Overall fourth quarter average fee per file of $2,384, a 15% decrease versus the fourth quarter of 2018

Title Orders

	Direct Orders Opened *		Direct Orders Closed *
Month	/ (% Purchase)		/ (% Purchase)
October 2019	195,000	50%	153,000	48%
November 2019	157,000	49%	127,000	49%
December 2019	140,000	51%	137,000	50%

Fourth Quarter 2019	492,000	50%	417,000	49%

	Direct Orders Opened *		Direct Orders Closed *
Month	/ (% Purchase)		/ (% Purchase)
October 2018	150,000	69%	111,000	68%
November 2018	123,000	68%	95,000	70%
December 2018	106,000	65%	95,000	68%

Fourth Quarter 2018	379,000	67%	301,000	69%

* Includes an immaterial number of non-purchase and non-refinance orders

	Open	Closed	Commercial
	Commercial	Commercial	Revenue	Commercial
	Orders	Orders	(In millions)	Fee Per File
Fourth Quarter 2019 - Total Commercial	55,100	39,100	$321	$8,200
Fourth Quarter 2018 - Total Commercial	46,000	35,200	$328	$9,300

“Our strong fourth quarter results rounded out a banner year for our title business. In the quarter we generated adjusted pre-tax title earnings of $355 million and an adjusted pre-tax title margin of 16.3%. Total commercial revenues were $321 million for the quarter which compares favorably to the record breaking results that we posted in the 2018 fourth quarter where total commercial revenues were $328 million,” commented Chairman William P. Foley, II.  “For the full year 2019, we generated adjusted pre-tax title earnings of $1.3 billion, a record year, and an adjusted pre-tax title margin of 16.3%, our best year since 2003.   Looking ahead to 2020, we expect mortgage originations to moderate through the year from the very strong levels enjoyed in 2019 as refinance volumes naturally ease.  We will remain vigilant on expenses as we manage this expected slowdown in volumes.

Following the termination of the merger agreement with Stewart Information Services, the Board and management underwent a comprehensive review of FNF’s capital allocation strategy and determined that expanding into the annuity market through the acquisition of FGL Holdings (“F&G”), announced subsequent to quarter end, would best maximize value for our shareholders.  After three years as a minority owner and with the advent of new leadership at F&G, we decided to acquire the remaining interest in F&G as a way to diversify our earnings and reduce the risk and volatility inherent in our stand-alone title operations. F&G offers an attractive return on our capital investment in an industry with strong secular growth tailwinds that will perform well in economic environments that may be more challenging for title insurance. FNF is excited to welcome F&G's employees and policy holders to the FNF family.”

Mr. Foley concluded, “In 2019 the Board focused on returning capital to shareholders having increased our quarterly cash dividend 6.5% to $0.33 per share in addition to repurchasing 2,120,000 shares throughout the year.  FNF’s share repurchase plan has 22.2 million shares remaining on the authorization. The Board will continue to evaluate capital allocation including share repurchases, dividends, debt paydown and further investments in our business segments.”

Conference Call
We will host a call with investors and analysts to discuss fourth quarter 2019 FNF results on Friday, February 14, 2020, beginning at 12:00 p.m. Eastern Time. A live webcast of the conference call will be available on the Events and Multimedia page of the FNF Investor Relations website at fnf.com. The conference call replay will be available via webcast through the FNF Investor Relations website at fnf.com. The telephone replay will be available from 3:00 p.m. Eastern Time on February 14, 2020, through February 21, 2020, by dialing 1-844-512-2921 (USA) or 1-412-317-6671. The access code will be 13697834.

About Fidelity National Financial, Inc.
Fidelity National Financial, Inc. (NYSE: FNF) is a leading provider of title insurance and transaction services to the real estate and mortgage industries. FNF is the nation’s largest title insurance company through its title insurance underwriters - Fidelity National Title, Chicago Title, Commonwealth Land Title, Alamo Title and National Title of New York - that collectively issue more title insurance policies than any other title company in the United States. More information about FNF can be found at fnf.com.

Use of Non-GAAP Financial Information
Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, FNF has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include adjusted pre-tax earnings, adjusted pre-tax earnings as a percentage of adjusted revenue (adjusted pre-tax title margin), adjusted net earnings, and adjusted EPS.
Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FNF's non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided below.

Forward-Looking Statements and Risk Factors
This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to:  the ability to consummate the proposed F&G transaction; the ability to obtain requisite regulatory, shareholder and stockholder approval and the satisfaction of other conditions to the consummation of the proposed F&G transaction; the ability of FNF to successfully integrate F&G's operations and employees; the potential impact of the announcement or consummation of the proposed F&G transaction on relationships, including with employees, suppliers, customers and competitors; changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates; our dependence on distributions from our title insurance underwriters as a main source of cash flow; significant competition that F&G and our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of FNF's Form 10-K and other filings with the Securities and Exchange Commission ("SEC").

FNF-E

SOURCE: Fidelity National Financial, Inc.
CONTACT: Jamie Lillis, Managing Director, Solebury Trout, 203-428-3223, jlillis@soleburytrout.com

FIDELITY NATIONAL FINANCIAL, INC.
FOURTH QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Three Months Ended
December 31, 2019
Direct title premiums	$656	$656	$—
Agency title premiums	828	828	—
Escrow, title related and other fees	692	642	50
Total title and escrow	2,176	2,126	50

Interest and investment income	55	49	6
Realized gains and losses, net	131	135	(4)
Total revenue	2,362	2,310	52

Personnel costs	717	681	36
Agent commissions	628	628	—
Other operating expenses	455	428	27
Depreciation and amortization	46	39	7
Claim loss expense	66	66	—
Interest expense	11	—	11
Total expenses	1,923	1,842	81

Pre-tax earnings (loss)	$439	$468	$(29)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	(131)	(135)	4
Purchase price amortization	27	22	5
Severance costs	6	—	6
Total non-GAAP adjustments before taxes	$(98)	$(113)	$15

Adjusted pre-tax earnings (loss)	$341	$355	$(14)
Adjusted pre-tax margin	15.3%	16.3%	—%

Pre-tax earnings (loss)	$439	$468	$(29)
Income tax expense (benefit)	98	103	(5)
Earnings from equity investments	3	2	1
Non-controlling interests	4	5	(1)

Net earnings (loss) attributable to FNF, Inc. common shareholders	$340	$362	$(22)

EPS attributable to FNF, Inc. common shareholders - basic	$1.24
EPS attributable to FNF, Inc. common shareholders - diluted	$1.22

FNF, Inc. weighted average shares - basic	274
FNF, Inc. weighted average shares - diluted	278

FIDELITY NATIONAL FINANCIAL, INC.
FOURTH QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Three Months Ended
December 31, 2019
Net earnings (loss) attributable to FNF, Inc. common shareholders	$340	$362	$(22)

Total non-GAAP, pre-tax adjustments	$(98)	$(113)	$15
Income taxes on non-GAAP adjustments	24	28	(4)
Noncontrolling interest on non-GAAP adjustments	(3)	(3)	—
Total non-GAAP adjustments	$(77)	$(88)	$11

Adjusted net earnings (loss) attributable to FNF, Inc. common shareholders	$263	$274	$(11)

Adjusted EPS attributable to FNF, Inc. common shareholders - diluted	$0.95

Direct orders opened (000's)	492	492
Direct orders closed (000's)	417	417
Fee per file	$2,384	$2,384
Actual title claims paid	$53	$53

Cash flows provided by operations	$428

FIDELITY NATIONAL FINANCIAL, INC.
FOURTH QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Three Months Ended
December 31, 2018
Direct title premiums	$576	$576	$—
Agency title premiums	672	672	—
Escrow, title related and other fees	537	521	16
Total title and escrow	1,785	1,769	16

Interest and investment income	52	48	4
Realized gains and losses, net	(144)	(135)	(9)
Total revenue	1,693	1,682	11

Personnel costs	613	613	—
Agent commissions	513	513	—
Other operating expenses	394	360	34
Depreciation and amortization	44	38	6
Claim loss expense	56	56	—
Interest expense	12	—	12
Total expenses	1,632	1,580	52

Pre-tax earnings (loss)	$61	$102	$(41)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	144	135	9
Purchase price amortization	27	21	6
Transaction costs	4	—	4
Total non-GAAP adjustments before taxes	$175	$156	$19

Adjusted pre-tax earnings (loss)	$236	$258	$(22)
Adjusted pre-tax margin	12.8%	14.2%	—%

Pre-tax earnings (loss)	$61	$102	$(41)

Income tax expense (benefit)	16	26	(10)
Earnings from equity investments	1	1	—
Non-controlling interests	2	1	1

Net earnings (loss) attributable to FNF, Inc. common shareholders	$44	$76	$(32)

EPS attributable to FNF, Inc. common shareholders - basic	$0.16
EPS attributable to FNF, Inc. common shareholders - diluted	$0.16

FNF, Inc. weighted average shares - basic	274
FNF, Inc. weighted average shares - diluted	277

FIDELITY NATIONAL FINANCIAL, INC.
FOURTH QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Three Months Ended
December 31, 2018
Net earnings (loss) attributable to FNF, Inc. common shareholders	$44	$76	$(32)

Total non-GAAP, pre-tax adjustments	$175	$156	$19
Income taxes on non-GAAP adjustments	(40)	(36)	(4)
Noncontrolling interest on non-GAAP adjustments	(4)	(3)	(1)
Total non-GAAP adjustments	$131	$117	$14

Adjusted net earnings (loss) attributable to FNF, Inc. common shareholders	$175	$193	$(18)

Adjusted EPS attributable to FNF, Inc. common shareholders - diluted	$0.63

Direct orders opened (000's)	379	379
Direct orders closed (000's)	301	301
Fee per file	$2,803	$2,803
Actual title claims paid	$58	$58

Cash flows provided by operations	$273

FIDELITY NATIONAL FINANCIAL, INC.
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Twelve Months Ended
December 31, 2019
Direct title premiums	$2,381	$2,381	$—
Agency title premiums	2,961	2,961	—
Escrow, title related and other fees	2,584	2,389	195
Total title and escrow	7,926	7,731	195

Interest and investment income	225	202	23
Realized gains and losses, net	318	326	(8)
Total revenue	8,469	8,259	210

Personnel costs	2,696	2,562	134
Agent commissions	2,258	2,258	—
Other operating expenses	1,681	1,509	172
Depreciation and amortization	178	154	24
Claim loss expense	240	240	—
Interest expense	47	—	47
Total expenses	7,100	6,723	377

Pre-tax earnings (loss)	$1,369	$1,536	$(167)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	(318)	(326)	8
Purchase price amortization	105	86	19
Transaction costs	58	—	58
Severance costs	6	—	6
Other adjustments	1	1	—
Total non-GAAP adjustments before taxes	$(148)	$(239)	$91

Adjusted pre-tax earnings (loss)	$1,221	$1,297	$(76)
Adjusted pre-tax margin	15.0%	16.3%	—%

Pre-tax earnings (loss)	$1,369	$1,536	$(167)

Income tax expense (benefit)	308	363	(55)
Earnings from equity investments	15	13	2
Non-controlling interests	14	15	(1)

Net earnings (loss) attributable to FNF, Inc. common shareholders	$1,062	$1,171	$(109)

EPS attributable to FNF, Inc. common shareholders - basic	$3.89
EPS attributable to FNF, Inc. common shareholders - diluted	$3.83

FNF, Inc. weighted average shares - basic	273
FNF, Inc. weighted average shares - diluted	277

FIDELITY NATIONAL FINANCIAL, INC.
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Twelve Months Ended
December 31, 2019
Net earnings (loss) attributable to FNF, Inc. common shareholders	$1,062	$1,171	$(109)

Total non-GAAP, pre-tax adjustments	$(148)	$(239)	$91
Income taxes on non-GAAP adjustments	38	60	(22)
Noncontrolling interest on non-GAAP adjustments	(12)	(11)	(1)
Total non-GAAP adjustments	$(122)	$(190)	$68

Adjusted net earnings (loss) attributable to FNF, Inc. common shareholders	$940	$981	$(41)

Adjusted EPS attributable to FNF, Inc. common shareholders - diluted	$3.39

Direct orders opened (000's)	2,066	2,066
Direct orders closed (000's)	1,448	1,448
Fee per file	$2,511	$2,511
Actual title claims paid	$220	$220

Cash flows provided by operations	$1,121

FIDELITY NATIONAL FINANCIAL, INC.
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

Twelve Months Ended	Consolidated	Title	Corporate and Other
December 31, 2018
Direct title premiums	$2,221	$2,221	$—
Agency title premiums	2,690	2,690	—
Escrow, title related and other fees	2,615	2,204	411
Total title and escrow	7,526	7,115	411

Interest and investment income	177	170	7
Realized gains and losses, net	(109)	(110)	1
Total revenue	7,594	7,175	419

Personnel costs	2,538	2,444	94
Agent commissions	2,059	2,059	—
Other operating expenses	1,801	1,421	380
Depreciation and amortization	182	154	28
Claim loss expense	221	221	—
Interest expense	43	—	43
Total expenses	6,844	6,299	545

Pre-tax earnings (loss)	$750	$876	$(126)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	109	110	(1)
Purchase price amortization	109	87	22
Transaction costs	17	—	17
Sales tax contingency	6	6	—
Other adjustments	3	1	2
Total non-GAAP adjustments before taxes	$244	$204	$40

Adjusted pre-tax earnings (loss)	$994	$1,080	$(86)
Adjusted pre-tax margin	12.9%	14.8%	—%

Pre-tax earnings (loss)	$750	$876	$(126)

Income tax expense (benefit)	120	163	(43)
Earnings from equity investments	5	4	1
Non-controlling interests	7	8	(1)

Net earnings attributable to FNF, Inc. common shareholders	$628	$709	$(81)

EPS attributable to FNF, Inc. common shareholders - basic	$2.30
EPS attributable to FNF, Inc. common shareholders - diluted	$2.26

FNF, Inc. weighted average shares - basic	273
FNF, Inc. weighted average shares - diluted	278

FIDELITY NATIONAL FINANCIAL, INC.
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Twelve Months Ended
December 31, 2018
Net earnings (loss) attributable to FNF, Inc. common shareholders	$628	$709	$(81)

Total non-GAAP, pre-tax adjustments	$244	$204	$40
Income taxes on non-GAAP adjustments	(55)	(46)	(9)
Noncontrolling interest on non-GAAP adjustments	(14)	(11)	(3)
Change in tax estimate	(45)	(45)	—
Black Knight tax contingency	(8)	—	(8)
Total non-GAAP adjustments	$122	$102	$20

Adjusted net earnings (loss) attributable to FNF, Inc. common shareholders	$750	$811	$(61)

Adjusted EPS attributable to FNF, Inc. common shareholders - diluted	$2.70

Direct orders opened (000's)	1,818	1,818
Direct orders closed (000's)	1,315	1,315
Fee per file	$2,585	$2,585
Actual title claims paid	$223	$223

Cash flows provided by operations	$943

FIDELITY NATIONAL FINANCIAL, INC.
QUARTERLY OPERATING STATISTICS
(Unaudited)

	Q4 2019	Q3 2019	Q2 2019	Q1 2019	Q4 2018	Q3 2018	Q2 2018	Q1 2018
Quarterly Opened Orders ('000's except % data)
Total opened orders*	492	592	544	438	379	456	505	478
Total opened orders per day*	7.8	9.3	8.5	7.2	6.0	7.2	7.9	7.7
Purchase % of opened orders	50%	52%	61%	65%	67%	69%	71%	66%
Refinance % of opened orders	50%	48%	39%	35%	33%	31%	29%	34%
Total closed orders*	417	409	359	263	301	339	362	313
Total closed orders per day*	6.6	6.4	5.6	4.3	4.8	5.4	5.7	5.0
Purchase % of closed orders	49%	55%	65%	66%	69%	71%	71%	62%
Refinance % of closed orders	51%	45%	35%	34%	31%	29%	29%	38%

Commercial (millions, except orders in '000's)
Total commercial revenue	$321	$301	$286	$231	$328	$276	$280	$235
Total commercial opened orders	55.1	56.0	58.6	49.8	46.0	48.9	54.2	52.8
Total commercial closed orders	39.1	36.4	34.0	30.0	35.2	31.2	35.1	31.5

National commercial revenue	$188	$173	$165	$123	$197	$157	$155	$128
National commercial opened orders	22.6	23.8	25.3	20.6	19.1	19.8	23.0	21.1
National commercial closed orders	16.2	14.1	12.7	10.5	13.2	12.0	12.9	11.2

Total Fee Per File
Fee per file	$2,384	$2,459	$2,677	$2,567	$2,803	$2,623	$2,579	$2,344
Residential fee per file	$1,792	$1,928	$2,075	$1,964	$2,003	$2,032	$2,051	$1,816
Total commercial fee per file	$8,200	$8,300	$8,400	$7,700	$9,300	$8,800	$8,000	$7,500
National commercial fee per file	$11,600	$12,300	$13,000	$11,700	$14,900	$13,100	$12,000	$11,400

Total Staffing
Total field operations employees**	12,300	12,200	12,000	11,700	11,800	12,400	12,500	12,400
* Includes an immaterial number of non-purchase and non-refinance orders
**During Q4 2019 we established an automated payroll data feed, based on hours worked, as a new process to determine number of field operation employees. This new process captures shared services and other operational employees that were not previously included. All previous periods have been restated using the new method.

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY BALANCE SHEET INFORMATION
(In millions)

	FNF, Inc. December 31, 2019	FNF, Inc. December 31, 2018
	(Unaudited)	(Unaudited)
Cash and investment portfolio	$5,760	$4,806
Goodwill	2,727	2,726
Title plant	404	405
Total assets	10,677	9,301
Notes payable	838	836
Reserve for title claim losses	1,509	1,488
Secured trust deposits	791	822
Redeemable non-controlling interests	344	344
Non-redeemable non-controlling interests	(17)	(2)
Total equity and non-controlling interests	5,709	4,972
Total equity attributable to common shareholders	5,382	4,630

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